SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Advisers Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Your response is greatly needed.

August 18, 2015

Dear Valued Shareholder:

By now you likely have received a package or e-mail from JOHCM Emerging Markets Opportunities Fund containing information related to the special meeting of shareholders scheduled for September 18, 2015. The meeting relates to important operating initiatives of the Fund and requires your response. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card.

In order to conduct this important business for your Fund, we need your proxy vote.

Your vote is truly important as every share counts toward reaching the number of shares required to approve the business of this special meeting. Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

/s/ Dana A. Gentile
Dana A. Gentile
Secretary

PS – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-361-2782 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-800-361-2782, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first four options above to insure that your response is received in time for the special meeting on September 18th.

25 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

Your response is greatly needed.

August 18, 2015

Dear Valued Shareholder:

By now you likely have received a package or e-mail from JOHCM Global Equity Fund containing information related to the special meeting of shareholders scheduled for September 18, 2015. The meeting relates to important operating initiatives of the Fund and requires your response. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card.

In order to conduct this important business for your Fund, we need your proxy vote.

Your vote is truly important as every share counts toward reaching the number of shares required to approve the business of this special meeting. Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

/s/ Dana A. Gentile
Dana A. Gentile
Secretary

PS – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-361-2782 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-800-361-2782, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first four options above to insure that your response is received in time for the special meeting on September 18th.

25 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

Your response is greatly needed.

August 18, 2015

Dear Valued Shareholder:

By now you likely have received a package or e-mail from JOHCM International Small Cap Equity Fund containing information related to the special meeting of shareholders scheduled for September 18, 2015. The meeting relates to important operating initiatives of the Fund and requires your response. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card.

In order to conduct this important business for your Fund, we need your proxy vote.

Your vote is truly important as every share counts toward reaching the number of shares required to approve the business of this special meeting. Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

/s/ Dana A. Gentile
Dana A. Gentile
Secretary

PS – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-361-2782 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-800-361-2782, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first four options above to insure that your response is received in time for the special meeting on September 18th.

25 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

Your response is greatly needed.

August 18, 2015

Dear Valued Shareholder:

By now you likely have received a package or e-mail from JOHCM Asia Ex-Japan Equity Fund containing information related to the special meeting of shareholders scheduled for September 18, 2015. The meeting relates to important operating initiatives of the Fund and requires your response. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card.

In order to conduct this important business for your Fund, we need your proxy vote.

Your vote is truly important as every share counts toward reaching the number of shares required to approve the business of this special meeting. Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

/s/ Dana A. Gentile
Dana A. Gentile
Secretary

PS – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-361-2782 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-800-361-2782, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first four options above to insure that your response is received in time for the special meeting on September 18th.

25 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

Your response is greatly needed.

August 18, 2015

Dear Valued Shareholder:

By now you likely have received a package or e-mail from JOHCM Emerging Markets Small Mid Cap Equity Fund containing information related to the special meeting of shareholders scheduled for September 18, 2015. The meeting relates to important operating initiatives of the Fund and requires your response. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card.

In order to conduct this important business for your Fund, we need your proxy vote.

Your vote is truly important as every share counts toward reaching the number of shares required to approve the business of this special meeting. Responses thus far have been overwhelmingly favorable; however, we need your help to secure the remaining shares needed. Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

/s/ Dana A. Gentile
Dana A. Gentile
Secretary

PS – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-800-361-2782 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone. Call one of our proxy specialists toll-free at 1-800-361-2782, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your proxy card.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first four options above to insure that your response is received in time for the special meeting on September 18th.

25 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215